Exhibit 99.2

Sunrise Senior Living

Community Data

Ownership Type

Stabilized Properties 2)			Unit Occupancy				Net Operating Income 1)				Revenue per Occupied Unit
			Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended		Three Months Ended
			September 30,		September 30,		September 30,		September 30,		September 30,
Ownership Type	Comm.	Units	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Consolidated 4)	23	2,103	86.2%	83.1%	84.8%	82.6%	$11,047,836	$10,990,335	$33,086,717	$32,091,367	$217.96	$211.51
Leased 4)	26	5,675	88.2%	89.2%	88.4%	89.0%	18,201,096	20,514,833	59,717,004	59,452,546	166.29	156.23
Joint Ventures-US	75	5,577	87.9%	87.5%	87.9%	86.2%	31,398,502	29,571,627	93,884,017	84,349,301	232.64	223.56
Joint Ventures-UK	5	434	91.8%	90.2%	92.4%	89.6%	4,140,027	3,832,552	11,866,183	11,072,172	309.86	299.48
Managed	142	13,142	88.0%	88.0%	87.7%	87.5%	68,919,318	63,247,712	200,318,388	185,960,832	217.77	207.22

Total Stabilized	271	26,931	87.9%	87.8%	87.8%	87.2%	$133,706,779	$128,157,059	$398,872,309	$372,926,218	211.52	201.53

Lease-Up Properties 3)			Unit Occupancy				Net Operating Income 1)				Revenue per Occupied Unit
			Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended		Three Months Ended
			September 30,		September 30,		September 30,		September 30,		September 30,
Ownership Type	Comm.	Units	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Consolidated 4)	1	99	61.4%	60.1%	61.2%	58.4%	$277,423	$191,013	$905,510	$792,844	$245.91	$239.46
Joint Ventures-US	17	1,862	70.1%	55.5%	66.5%	49.6%	6,350,786	2,718,438	16,370,475	3,715,417	219.22	216.56
Joint Ventures-UK	22	1,831	87.2%	76.9%	85.2%	72.9%	14,691,193	10,957,535	38,446,131	29,749,646	300.41	289.53

Total Lease Up	40	3,792	78.1%	65.9%	75.4%	61.1%	$21,319,402	$13,866,986	$55,722,116	$34,257,907	263.52	258.17

Total Properties			Unit Occupancy				Net Operating Income 1)				Revenue per Occupied Unit
			Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended		Three Months Ended
			September 30,		September 30,		September 30,		September 30,		September 30,
Ownership Type	Comm.	Units	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Consolidated 4)	24	2,202	85.0%	82.0%	83.7%	81.5%	$11,325,260	$11,181,347	$33,992,227	$32,884,211	$218.87	$212.43
Leased 4)	26	5,675	88.2%	89.2%	88.4%	89.0%	18,201,096	20,514,833	59,717,004	59,452,546	166.29	156.23
Joint Ventures-US	92	7,439	83.4%	79.5%	82.6%	77.1%	37,749,288	32,290,065	110,254,492	88,064,718	229.82	222.34
Joint Ventures-UK	27	2,265	88.1%	79.4%	86.6%	76.1%	18,831,220	14,790,087	50,312,314	40,821,818	302.30	291.69
Managed	142	13,142	88.0%	88.0%	87.7%	87.5%	68,919,318	63,247,712	200,318,388	185,960,832	217.77	207.22

Total Properties	311	30,723	86.7%	85.1%	86.2%	84.0%	$155,026,181	$142,024,044	$454,594,425	$407,184,125	217.30	206.95

Footnotes:

1)	Net operating income from consolidated and leased communities is not reduced by allocated management fees as we eliminate management fees from consolidated and leased communities.
2)	Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or all of the communities in the pool have been open and operating for more than 36 months as of September 30, 2011. This differs from our “comparable community” definition which defines comparable at the individual community level as having been open and operating as of January 1, 2009. All managed communities are stabilized properties.
3)	Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or any of the communities in the pool have been open and operating for less than 36 months as of September 30, 2011.
4)	Net operating income is a non-GAAP measure. Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations. Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities. On page 7 of the supplemental tables please refer to a complete reconciliation of net operating income to income/(loss) from operations.

Sunrise Senior Living

Community Data

Ownership Type

Stabilized Properties 1)			Sequential Same Community-Unit Occupancy
			Three Months Ended	Three Months Ended	Three Months Ended	Nine Months Ended	Six Months Ended
			September 30,	June 30,	March 31,	September 30,	June 30,
Ownership Type	Comm.	Units	2011	2011 3)	2011 3)	2011	2011 3)
Consolidated	23	2,103	86.2%	84.5%	83.7%	84.8%	84.1%
Leased	26	5,675	88.2%	88.3%	88.8%	88.4%	88.5%
Joint Ventures-US	75	5,577	87.9%	87.7%	88.1%	87.9%	87.9%
Joint Ventures-UK	5	434	91.8%	92.9%	88.5%	92.4%	92.7%
Managed	142	13,142	88.0%	87.4%	87.8%	87.7%	87.6%

Total Stabilized	271	26,931	87.9%	87.5%	87.9%	87.8%	87.7%

Lease-Up Properties 2)			Sequential Same Community-Unit Occupancy
			Three Months Ended	Three Months Ended	Three Months Ended	Nine Months Ended	Six Months Ended
			September 30,	June 30,	March 31,	September 30,	June 30,
Ownership Type	Comm.	Units	2011	2011 3)	2011 3)	2011	2011 3)
Consolidated	1	99	61.4%	59.5%	62.7%	61.2%	61.1%
Joint Ventures-US	17	1,862	70.1%	66.1%	63.2%	66.5%	64.7%
Joint Ventures-UK	22	1,831	87.2%	85.6%	72.9%	85.2%	84.2%

Total Lease Up	40	3,792	78.1%	75.3%	72.6%	75.4%	74.0%

Total Properties			Sequential Same Community-Unit Occupancy
			Three Months Ended	Three Months Ended	Three Months Ended	Nine Months Ended	Six Months Ended
			September 30,	June 30,	March 31,	September 30,	June 30,
Ownership Type	Comm.	Units	2011	2011 3)	2011 3)	2011	2011 3)
Consolidated	24	2,202	85.0%	83.4%	82.7%	83.7%	83.1%
Leased	26	5,675	88.2%	88.3%	88.8%	88.4%	88.5%
Joint Ventures-US	92	7,439	83.4%	82.3%	81.9%	82.6%	82.1%
Joint Ventures-UK	27	2,265	88.1%	87.0%	82.5%	86.6%	85.8%
Managed	142	13,142	88.0%	87.4%	87.8%	87.7%	87.6%

Total Properties	311	30,723	86.7%	86.0%	86.0%	86.2%	86.0%

Footnotes:

1)	Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or all of the communities in the pool have been open and operating for more than 36 months as of September 30, 2011. This differs from our “comparable community” definition which defines comparable at the individual community level as having been open and operating as of January 1, 2009. All managed communities are stabilized properties.
2)	Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or any of the communities in the pool have been open and operating for less than 36 months as of September 30, 2011.
3)	We have provided revised March 31, 2011 and June 30, 2011 occupancy tables which include the same community count we have provided for the period ended September 30, 2011. During the second and third quarter of 2011, six stabilized communities were disposed of and three consolidated communities, three communities in pool 14, eight communities in pool 16, and three communities in pool 17 moved into our stabilized portfolio.

Sunrise Senior Living

Community Data

Consolidated Communities

Stabilized Properties 2)					Unit Occupancy				Net Operating Income 1)
					Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
			Ownership	State/	September 30,		September 30,		September 30,		September 30,
Community	Comm.	Units	Interest	Province	2011	2010	2011	2010	2011	2010	2011	2010
Connecticut Avenue 4)	1	100	100.0%	DC	95.0%	80.1%	90.3%	81.4%	$1,110,914	$824,932	$2,980,714	$2,293,897
AL US 4), 6)	15	1,091	100.0%	Various	88.8%	87.6%	87.9%	87.4%	7,380,416	7,923,081	23,221,475	23,657,545
Quebec 4)	3	246	100.0%	QU	67.1%	54.9%	62.5%	51.8%	$646,758	$351,604	$1,472,974	$705,487
Other Consolidated 4)	1	371	0.0%	NJ	74.3%	74.1%	73.8%	75.0%	570,251	594,661	1,558,363	1,512,330
Other Consolidated 4)	1	137	50.0%	MD	97.8%	97.9%	97.6%	96.1%	1,342,321	1,311,176	4,022,825	3,812,836

Total Stabilized Excluding 2 Condos	21	1,945			84.3%	81.2%	82.8%	80.8%	11,050,660	11,005,454	33,256,351	31,982,095

Other Consolidated 4), 5)	2	158	100.0%	Various	109.5%	105.9%	109.1%	104.1%	(2,823)	(15,120)	(169,635)	109,272

Total Stablilized	23	2,103			86.2%	83.1%	84.8%	82.6%	$11,047,837	$10,990,334	$33,086,716	$32,091,367

Lease-Up Properties 3)					Unit Occupancy				Net Operating Income 1)
					Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
			Ownership	State/	September 30,		September 30,		September 30,		September 30,
Community	Comm.	Units	Interest	Province	2011	2010	2011	2010	2011	2010	2011	2010
Monterey 4)	1	99	100.0%	CA	61.4%	60.1%	61.2%	58.4%	277,423	191,013	905,510	792,844

Total Lease-Up	1	99			61.4%	60.1%	61.2%	58.4%	$277,423	$191,013	$905,510	$792,844

Total Properties					Unit Occupancy				Net Operating Income 1)
					Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
			Ownership	State/	September 30,		September 30,		September 30,		September 30,
Community	Comm.	Units	Interest	Province	2011	2010	2011	2010	2011	2010	2011	2010
Connecticut Avenue 4)	1	100	100.0%	DC	95.0%	80.1%	90.3%	81.4%	$1,110,914	$824,932	$2,980,714	$2,293,897
AL US 4), 6)	15	1,091	100.0%	Various	88.8%	87.6%	87.9%	87.4%	7,380,416	7,923,081	23,221,475	23,657,545
Quebec 4)	3	246	100.0%	QU	67.1%	54.9%	62.5%	51.8%	646,758	351,604	1,472,974	705,487
Other Consolidated 4)	1	371	0.0%	NJ	74.3%	74.1%	73.8%	75.0%	570,251	594,661	1,558,363	1,512,330
Other Consolidated 4)	1	137	50.0%	MD	97.8%	97.9%	97.6%	96.1%	1,342,321	1,311,176	4,022,825	3,812,836
Other Consolidated 4), 5)	2	158	100.0%	Various	109.5%	105.9%	109.1%	104.1%	(2,823)	(15,120)	(169,635)	109,272
Monterey 4)	1	99	100.0%	CA	61.4%	60.1%	61.2%	58.4%	277,423	191,013	905,510	792,844

Total Properties	24	2,202			85.0%	82.0%	83.7%	81.5%	$11,325,260	$11,181,347	$33,992,227	$32,884,211

Footnotes:

1)	Net operating income from consolidated communities is not reduced by allocated management fees as we eliminate management fees from consolidated communities.
2)	Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or all of the communities in the pool have been open and operating for more than 36 months as of September 30, 2011. This differs from our “comparable community” definition which defines comparable at the individual community level as having been open and operating as of January 1, 2009. All managed communities are stabilized properties.
3)	Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or any of the communities in the pool have been open and operating for less than 36 months as of September 30, 2011.
4)	Net operating income is a non-GAAP measure. Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations. Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities. On page 7 of the supplemental tables please refer to a complete reconciliation of net operating income to income/(loss) from operations.
5)	Property types are primarily condominium units and not typical Sunrise communities.
6)	Net operating income is consolidated from June 2, 2011 forward. The portfolio was a joint venture prior to June 2.

Sunrise Senior Living

Community Data

Leased Communities

Leased Communities				Unit Occupancy				Net Operating Income 1)
				Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
				September 30,		September 30,		September 30,		September 30,
Lessor	Comm.	Units	Country	2011	2010	2011	2010	2011	2010	2011	2010
HRPT 3)	14	3,902	US	88.5%	89.5%	88.6%	89.1%	$11,218,043	$12,440,796	$36,734,061	$35,733,124
HCP 3)	2	1,055	US	86.1%	88.0%	86.9%	89.0%	4,050,177	5,295,540	13,338,552	15,220,846
LTC 3)	3	186	US	85.9%	87.7%	86.1%	89.7%	757,053	569,406	2,319,631	2,120,998
Missouri River Corp. 3)	2	133	US	87.6%	87.0%	86.0%	85.4%	330,691	261,975	1,045,716	930,843
Oakmont 3)	3	228	US	90.0%	90.4%	91.6%	88.7%	1,109,862	1,375,982	3,906,346	3,730,053
Other 3)	2	171	US	95.7%	89.7%	93.9%	90.4%	735,271	571,134	2,372,698	1,716,682

Total Leased	26	5,675		88.2%	89.2%	88.4%	89.0%	$18,201,096	$20,514,833	$59,717,004	$59,452,546

Leased Communities		Lease Coverage- Straight-Line Lease Expense 2)		Lease Coverage- Straight-Line Lease Expense 2)		Lease Coverage-Cash Lease Expense 2)		Lease Coverage-Cash Lease Expense 2)
	Current	Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
	Lease Term	September 30,		September 30,		September 30,		September 30,
Lessor	Expiration 4)	2011	2010	2011	2010	2011	2010	2011	2010
HRPT	2013	1.36	1.52	1.48	1.46	1.45	1.48	1.58	1.42
HCP	2018	0.94	1.18	1.09	1.23	0.95	1.24	1.10	1.27
LTC	2018	1.11	0.85	1.15	1.07	1.11	0.85	1.14	1.07
Missouri River Corp.	2018	0.70	0.57	0.75	0.68	0.70	0.57	0.75	0.68
Oakmont	2012-2013	1.61	2.05	1.91	1.85	1.57	1.99	1.86	1.80
Other	2013	1.89	1.47	2.03	1.47	1.78	1.40	1.93	1.42

Total Leased		1.23	1.38	1.37	1.37	1.28	1.38	1.42	1.36

Footnotes:

1)	Net operating income from leased communities is not reduced by allocated management fees as we eliminate management fees from leased communities.
2)	Lease coverage is defined as net operating income divided by lease expense.
3)	Net operating income is a non-GAAP measure. Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations. Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities. On page 7 of the supplemental tables please refer to a complete reconciliation of net operating income to income/(loss) from operations.
4)	Lease agreements may include possible lease extensions. For HRPT an extension will require 3rd party approval.

Sunrise Senior Living

Community Data

Joint Venture Communities

Stabilized Properties 5)					Unit Occupancy				Net Operating Income of Venture
					Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
				Ownership	September 30,		September 30,		September 30,		September 30,
Venture Pool 1)	Comm.	Units	Country	Interest 4)	2011	2010	2011	2010	2011	2010	2011	2010
Pool 1	5	434	UK	20.00%	91.8%	90.2%	92.4%	89.6%	$4,140,027	$3,832,552	$11,866,183	$11,072,172
Pool 7 3), 7)	29	2,082	US	40.00%	87.2%	88.4%	88.0%	87.0%	11,058,629	11,126,557	35,046,742	31,791,894
Pool 8	4	310	US	20.00%	91.5%	87.4%	90.1%	85.5%	2,367,674	2,089,192	6,651,259	6,004,799
Pool 9	12	872	US	25.00%	89.7%	91.6%	89.7%	89.6%	5,251,058	4,928,329	14,781,352	13,724,026
Pool 11	2	152	US	30.00%	93.5%	88.3%	91.3%	84.8%	1,171,386	959,344	3,242,988	2,422,797
Pool 13	1	79	US	20.00%	95.4%	96.2%	95.8%	97.7%	647,703	595,194	1,941,267	1,879,117
Pool 14	3	219	US	20.00%	89.0%	85.9%	88.3%	85.0%	840,163	866,991	2,657,474	2,359,365
Pool 15 2)	7	601	US	20%/50%	87.3%	84.9%	87.3%	84.7%	3,345,271	3,052,144	10,051,024	9,157,137
Pool 16	8	621	US	20.00%	84.8%	83.6%	84.6%	83.3%	3,093,631	2,645,186	9,017,660	7,721,596
Pool 17	3	229	US	20.00%	82.0%	74.0%	81.0%	71.0%	934,903	560,593	2,377,040	1,346,381
Pool 24	6	412	US	10%-50%	89.7%	90.6%	89.0%	89.5%	2,688,084	2,748,097	8,117,211	7,942,189

Total JV’s-Stabilized	80	6,011			88.2%	87.7%	88.2%	86.5%	$35,538,529	$33,404,179	$105,750,200	$95,421,473

Lease-Up Properties 6)					Unit Occupancy				Net Operating Income of Venture
					Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
				Ownership	September 30,		September 30,		September 30,		September 30,
Venture Pool 1)	Comm.	Units	Country	Interest 4)	2011	2010	2011	2010	2011	2010	2011	2010
Pool 2	2	156	UK	9.81%	93.7%	91.5%	92.6%	82.6%	$1,941,777	$1,668,031	$5,203,257	$4,125,426
Pool 3	15	1,243	UK	9.81%	85.7%	76.8%	84.7%	74.7%	9,032,653	7,268,533	24,594,286	20,909,294
Pool 4	3	237	UK	20.00%	91.9%	79.7%	88.3%	69.7%	2,609,952	1,679,479	6,692,454	4,091,210
Pool 5	1	81	UK	17.30%	82.5%	58.8%	74.3%	57.1%	294,773	107,268	596,235	239,905
Pool 6	1	114	UK	17.30%	87.4%	65.1%	81.2%	56.5%	812,038	234,224	1,359,899	383,811
Pool 18	4	348	US	20.00%	73.7%	57.0%	69.4%	48.7%	1,400,932	490,486	3,794,319	408,688
Pool 19	3	295	US	20.00%	82.0%	68.6%	78.3%	59.4%	771,684	672,543	2,370,591	1,322,790
Pool 20	6	598	US	30.00%	72.4%	56.6%	68.4%	51.3%	2,558,059	1,101,057	6,163,621	1,864,811
Pool 21	2	222	US	20.00%	70.3%	42.9%	63.9%	38.3%	835,833	27,967	1,778,395	(524,520)
Pool 22	1	76	US	20.00%	88.7%	85.9%	90.0%	79.9%	490,817	356,886	1,431,068	929,955
Pool 23 8)	1	323	US	30.00%	46.3%	41.4%	45.3%	39.4%	293,461	69,499	832,481	(286,307)

Total JV’s-Lease Up	39	3,693			78.5%	66.1%	75.8%	61.2%	$21,041,979	$13,675,973	$54,816,606	$33,465,063

Total Properties					Unit Occupancy				Net Operating Income of Venture
					Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
				Ownership	September 30,		September 30,		September 30,		September 30,
Venture Pool 1)	Comm.	Units	Country	Interest 4)	2011	2010	2011	2010	2011	2010	2011	2010
Pool 1	5	434	UK	20.00%	91.8%	90.2%	92.4%	89.6%	$4,140,027	$3,832,552	$11,866,183	$11,072,172
Pool 2	2	156	UK	9.81%	93.7%	91.5%	92.6%	82.6%	1,941,777	1,668,031	5,203,257	4,125,426
Pool 3	15	1,243	UK	9.81%	85.7%	76.8%	84.7%	74.7%	9,032,653	7,268,533	24,594,286	20,909,294
Pool 4	3	237	UK	20.00%	91.9%	79.7%	88.3%	69.7%	2,609,952	1,679,479	6,692,454	4,091,210
Pool 5	1	81	UK	17.30%	82.5%	58.8%	74.3%	57.1%	294,773	107,268	596,235	239,905
Pool 6	1	114	UK	17.30%	87.4%	65.1%	81.2%	56.5%	812,038	234,224	1,359,899	383,811
Pool 7 3), 7)	29	2,082	US	40.00%	87.2%	88.4%	88.0%	87.0%	11,058,629	11,126,557	35,046,742	31,791,894
Pool 8	4	310	US	20.00%	91.5%	87.4%	90.1%	85.5%	2,367,674	2,089,192	6,651,259	6,004,799
Pool 9	12	872	US	25.00%	89.7%	91.6%	89.7%	89.6%	5,251,058	4,928,329	14,781,352	13,724,026
Pool 11	2	152	US	30.00%	93.5%	88.3%	91.3%	84.8%	1,171,386	959,344	3,242,988	2,422,797
Pool 13	1	79	US	20.00%	95.4%	96.2%	95.8%	97.7%	647,703	595,194	1,941,267	1,879,117
Pool 14	3	219	US	20.00%	89.0%	85.9%	88.3%	85.0%	840,163	866,991	2,657,474	2,359,365
Pool 15 2)	7	601	US	20%/50%	87.3%	84.9%	87.3%	84.7%	3,345,271	3,052,144	10,051,024	9,157,137
Pool 16	8	621	US	20.00%	84.8%	83.6%	84.6%	83.3%	3,093,631	2,645,186	9,017,660	7,721,596
Pool 17	3	229	US	20.00%	82.0%	74.0%	81.0%	71.0%	934,903	560,593	2,377,040	1,346,381
Pool 18	4	348	US	20.00%	73.7%	57.0%	69.4%	48.7%	1,400,932	490,486	3,794,319	408,688
Pool 19	3	295	US	20.00%	82.0%	68.6%	78.3%	59.4%	771,684	672,543	2,370,591	1,322,790
Pool 20	6	598	US	30.00%	72.4%	56.6%	68.4%	51.3%	2,558,059	1,101,057	6,163,621	1,864,811
Pool 21	2	222	US	20.00%	70.3%	42.9%	63.9%	38.3%	835,833	27,967	1,778,395	(524,520)
Pool 22	1	76	US	20.00%	88.7%	85.9%	90.0%	79.9%	490,817	356,886	1,431,068	929,955
Pool 23 8)	1	323	US	30.00%	46.3%	41.4%	45.3%	39.4%	293,461	69,499	832,481	(286,307)
Pool 24	6	412	US	10%-50%	89.7%	90.6%	89.0%	89.5%	2,688,084	2,748,097	8,117,211	7,942,189

Total Joint Ventures	119	9,704			84.5%	79.5%	83.5%	76.8%	$56,580,508	$47,080,152	$160,566,806	$128,886,536

Footnotes:

1)	Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of six single property joint ventures.
2)	On October 12, 2011, we and our venture partner in a portfolio of seven communities transferred ownership of the portfolio to a new joint venture owned approximately 68 percent by CNL Income Partners, LP, a subsidiary of CNL Lifestyle Properties, Inc. and approximately 32 percent by us.
3)	In January 2011, we increased our ownership percentage from 10% to 40% and the venture was recapitalized. Operating results include the results from 6 New York entities that are leased and operated by Sunrise but owned by the venture.
4)	In certain situations, our share of cash distributions, profits or losses, are not equal to our ownership percentage.
5)	Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or all of the communities in the pool have been open and operating for more than 36 months as of September 30, 2011. This differs from our “comparable community” definition which defines comparable at the individual community level as having been open and operating as of January 1, 2009.
6)	Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or any of the communities in the pool have been open and operating for less than 36 months as of September 30, 2011.
7)	The venture net operating income reflects a 7% management fee expense for quarter and year to date 2010 and a 5% management fee expense for quarter and year to date 2011.
8)	Unit count includes 240 condo units associated with pool 25, however, NOI and occupancy only reflects the assisted living component of this venture.

Sunrise Senior Living

Community Data

Management Contracts

Joint Venture Communities					Management Fees 2)
					Three Months Ended		Nine Months Ended
				Average	September 30,		September 30,
Venture Pool 1)	Comm.	Units	Country	Maturity Date	2011	2010	2011	2010
Pool 1 3)	5	434	UK	2028	$795,025	$754,614	$2,365,560	$2,318,291
Pool 2	2	156	UK	2037	347,096	299,186	974,767	700,680
Pool 3	15	1,243	UK	2037	1,957,879	1,679,867	5,670,070	4,933,259
Pool 4	3	237	UK	2024	332,270	251,863	929,630	705,503
Pool 5	1	81	UK	2039	163,180	109,437	373,435	319,820
Pool 6	1	114	UK	2039	260,957	138,787	615,613	347,849
Pool 7 7)	29	2,082	US	2028	1,435,623	2,457,134	4,369,586	7,162,349
Pool 8	4	310	US	2032	458,624	426,444	1,338,769	1,248,135
Pool 9 5)	12	872	US	2030	1,124,193	1,106,512	3,328,711	3,210,819
Pool 11	2	152	US	2038	157,543	141,270	455,495	400,189
Pool 13	1	79	US	2037	103,753	114,479	312,396	328,158
Pool 14	3	219	US	2037	220,830	224,297	646,800	628,904
Pool 15	7	601	US	2030	741,788	686,306	2,184,798	2,046,433
Pool 16 3)	8	621	US	2030	722,691	677,004	2,119,867	1,645,336
Pool 17 3)	3	229	US	2030	255,221	211,864	731,438	600,216
Pool 18	4	348	US	2037	386,138	324,855	1,023,179	952,265
Pool 19 6)	3	295	US	2037	265,270	241,132	774,439	697,347
Pool 20	6	598	US	2037	281,810	—	281,810	—
Pool 21	2	222	US	2038	200,114	166,500	565,394	499,500
Pool 22	1	76	US	2038	110,363	71,957	326,829	250,909
Pool 23 & Pool 25 9)	1	323	US	2034	—	—	—	—
Pool 24	6	412	US	Various	513,719	506,628	1,509,667	1,478,450

Total Joint Ventures	119	9,704			$10,834,087	$10,590,136	$30,898,253	$30,474,412

Managed Communities					Management Fees 2)
					Three Months Ended		Nine Months Ended
				Average	September 30,		September 30,
Owner	Comm.	Units	Country	Maturity Date	2011	2010	2011	2010
Care Institute	2	209	US	2011	$158,481	$157,564	$475,444	$467,693
Cooperative	2	684	US	2012 and 2034	636,168	659,893	1,900,772	1,918,310
HCPI 8)	46	4,513	US	2028-2038	4,452,566	4,426,424	13,270,921	12,407,900
Inova	4	313	US	2013	371,372	358,708	1,218,684	1,067,219
Ventas 4)	79	6,507	US	2034-2037	5,866,111	5,604,562	17,224,027	13,555,107
Wedum Foundation	4	235	US	2013	233,966	238,744	712,647	716,231
Other	5	681	US	Various	571,333	541,919	1,720,285	1,529,307

Total Managed	142	13,142			$12,289,997	$11,987,814	$36,522,780	$31,661,767

Total JV and Managed Communities	261	22,846			$23,124,084	$22,577,950	$67,421,033	$62,136,179

Other/Terminated Management Fees 10)					$371,570	$6,085,486	$4,688,646	$19,297,287

Total Management Fees					$23,495,654	$28,663,436	$72,109,679	$81,433,466

Footnotes:

1)	Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of six single property joint ventures.
2)	The majority of our management contracts contain performance based termination tests with cure rights.
3)	Sunrise made a cure payment to these ventures related to community financial performance.
4)	Sunrise entered into amended and restated master and management agreements governing these communities effective as of December 1, 2010.
5)	Contracts contain at-will termination provisions for a specified fee to Sunrise.
6)	Current fee partially subordinated due to lender related financial covenants.
7)	In January 2011, as part of the recapitalization of the venture our management contract was amended, restated and extended to 2041.
8)	The contracts relating to one portfolio of 14 properties contain at-will termination provisions for a specified fee to Sunrise.
9)	No management fees are associated with this venture as these fees are eliminated due to accounting for this venture under the profit sharing method.
10)	Includes $2.4 million for the nine months ended September 30, 2011 from the previous AL US venture.

Sunrise Senior Living

Consolidated and Joint Venture Debt

Scheduled Debt Maturities as of September 30, 2011

(dollars in thousands)

Consolidated Debt

	Ownership	Number of	Maturity	Weighted Aver.	Outstanding	In	SRZ
Consolidated Communities	Percentage	Communities	Date 6)	Interest Rate	Debt	Default	Guaranty
AL US Development Portfolio	100.00%	15	Jun 15	4.27%	$323,113	$—	N
Connecticut Ave	100.00%	1	Jun 12	4.82%	27,812	—	Y
Monterey	100.00%	1	Jun 13	3.50%	21,021	—	N
Quebec 7)	100.00%	3	Apr 11	4.75%	45,333	45,333	Y
Cedar Parke	0.00%	1	Jul 29	0.70%	21,770	1,365	Y

Consolidated Community Debt		21			$439,049	$46,698

Convertible Notes	100.00%	0	Apr 41	5.00%	$86,250	$—	Y
Restructure Note	100.00%	0	Oct 12	0.00%	26,255	—	Y
Restructure Note	100.00%	0	Apr 14	0.00%	4,142	—	Y

Other Consolidated Debt		0			$116,647	$—

Total Consolidated Debt		21			$555,696	$46,698

Joint Venture Entities

	Ownership	Number of	Maturity	Weighted Aver.	Outstanding	In	SRZ
Venture Pool 1)	Percentage 4)	Communities	Date 6)	Interest Rate	Debt	Default	Guaranty
Pool 1	20.00%	5	May 13	4.64%	$131,409	$—	N
Pool 2	9.81%	2	Jan 15	5.13%	58,595	—	N
Pool 3 10)	9.81%	15	Jul 14	3.41%	627,948	627,948	N
Pool 4	20.00%	3	Nov 2012 - Jun 2013	2.43%	91,582	—	Y
Pool 5 11)	16.90%	1	Dec 12	2.13%	29,512	29,512	Y
Pool 6	16.90%	1	Apr 13	3.88%	36,901	—	Y
Pool 7 3)	40.00%	29	Feb 14	6.76%	434,940	—	N
Pool 8	20.00%	4	Apr 14	5.89%	76,321	—	N
Pool 9	25.00%	12	Jan 14	6.00%	183,888	—	N
Pool 11	30.00%	2	Mar 13	5.23%	35,721	—	N
Pool 13	20.00%	1	Mar 12	4.25%	13,629	—	Y
Pool 14	20.00%	3	Dec 11	3.50%	45,254	—	Y
Pool 15 2)	20%/50%	7	Oct 11	6.25%	100,500	—	N
Pool 16	20.00%	8	Dec 11	6.50%	110,350	—	Y
Pool 17	20.00%	3	Dec 12	6.50%	41,964	—	Y
Pool 18	20.00%	4	Dec 2011 - Jul 2012	3.25%	76,093	—	Y
Pool 19 12)	20.00%	3	Sep 10	5.00%	65,813	65,813	Y
Pool 20 8)	30.00%	6	Apr 14	4.58%	104,549	—	N
Pool 21	20.00%	2	Oct 12	6.50%	56,730	—	Y
Pool 22	20.00%	1	Dec 11	7.00%	14,561	—	Y
Pool 23 5)	30.00%	1	Dec 11	5.72%	29,987	29,987	Y
Pool 24	10%-50%	6	Dec 2011 - Jan 2020	6.29%	58,664	—	N
Pool 25	30.00%	0	Sep 11	6.43%	116,355	116,355	Y

Total Joint Ventures 9)		119			$2,541,266	$869,615

Footnotes:

1)	Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of six single property joint ventures.
2)	On October 12, 2011, we and our venture partner in a portfolio of seven communities transferred ownership of the portfolio to a new joint venture owned approximately 68 percent by CNL Income Partners, LP, a subsidiary of CNL Lifestyle Properties, Inc. and approximately 32 percent by us. As part of our new venture the portfolio was recapitalized with a new loan in the amount of $120.0 million with a seven year term.
3)	In January 2011, we increased our ownership percentage from 10% to 40% and the venture was recapitalized.
4)	In certain situations, our respective percentage shares of cash distributions, profits or losses, are not equal to our ownership percentage.
5)	Outstanding debt includes default interest that is accruing, but remains unpaid.
6)	Maturity dates assume exercising extensions allowable under the loan documents.
7)	Three communities in Canada that are wholly owned have been slow to lease up. The outstanding loan balance relating to these communities is non-recourse to us but we have provided operating deficit guarantees to the lender. We are not currently funding under these operating deficit guarantees. The principal balance of $47.9 million was due on April 30, 2011. We are in discussions with the lender and are working toward implementing a revised business plan at the communities and obtaining a loan extension. If we are unable to extend the mortgage, it may have an adverse impact on our financial condition, cash flows and results of operations.
8)	On August 2, 2011, we and our venture partner in a portfolio of six communities transferred ownership of the portfolio to a new joint venture owned 70 percent by a wholly-owned subsidiary of CNL Lifestyle Properties (“CNL Sub”) and 30 percent by us. As part of our new venture agreement with CNL Sub, from the start of year four to the end of year six, we will have a buyout option to purchase CNL Sub’s 70 percent interest in the venture for a 16% internal rate of return to CNL Sub. In addition, the new venture modified the existing mortgage loan in the amount of $133.2 million to provide for, among other things, (i) pay down of the loan by approximately $28.7 million and (ii) an extension of the maturity date of the loan to April 2014 which may be extended by two additional years under certain conditions. In connection with the transaction, we contributed $8.1 million and CNL Sub contributed $19.0 million to the new venture.
9)	Sunrise’s share of joint venture debt as of September 30, 2011 is $564 million.
10)	The venture’s mortgage loan is in default at September 30, 2011 due to a violation of certain loan covenants. The mortgage loan balance was $627.9 million as of September 30, 2011. The loan is collateralized by 15 communities owned by the venture located in the United Kingdom. The lender has rights which include foreclosure on the communities and/or termination of our management agreements. The venture is in discussions with the lender regarding the possibility of entering into a loan modification. During the nine months ended September 30, 2011, we recognized $5.7 million in management fees from this venture. Our United Kingdom Management segment reported $2.1 million in income from operations for the nine months ended September 30, 2011. Our investment balance in this venture was zero at September 30, 2011.
11)	The debt default was cured in October, 2011.
12)	The venture entered into a forbearance agreement with the lender in October, 2011. In connection with the forbearance agreement, Sunrise was released of its guarantee obligations.

SUNRISE SENIOR LIVING, INC.

Reconciliation For Consolidated Net Operating Income

Consolidated Net Operating Income

Net operating income is a measure of operating performance that is not calculated in accordance with U.S. generally accepted accounting principles and should not be considered as a substitute for income/loss from operations or net income/loss. Management considers net operating income to be a useful measure in analyzing our community operating income without regard to management fees and other adjustments.

The following table reconciles net operating income from consolidated communities to loss from operations.

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Consolidated Community NOI	$11,325	$11,181	$33,992	$32,884
Leased Community NOI	18,201	20,515	59,717	59,453

Total Consolidated NOI	29,526	31,696	93,709	92,337
Less: AL US NOI (during period the venture was not consolidated)	—	(7,923)	(13,681)	(23,658)
Plus: NOI from Consolidated New York communities leased from a venture (NOI is reflected in Joint Venture loan pool analysis)	3,903	—	12,193	—

Adjusted Total Consolidated NOI	33,429	23,773	92,221	68,679
Less: Consolidated Community Lease Expense (includes $4.3 million and $12.3 million, respectively, for the three months ended and nine months ended of lease expense from consolidated New York communities leased from a venture)	19,476	15,384	57,281	45,023
Less: Depreciation and Amortization	10,728	11,997	26,752	28,879
Less: Impairment of long-lived assets	2,899	1,014	8,254	4,373

	$326	$(4,622)	$(66)	$(9,596)

Plus: Other Sunrise Revenue
Management fees	23,496	28,663	72,110	81,433
Buyout fees	3,044	40,000	3,044	53,471
Ancillary fees	7,641	11,113	22,751	32,535
Professional fees from development, marketing and other	553	847	1,398	3,539
Reimbursed costs incurred on behalf of managed communities	179,038	212,386	543,168	648,479

Total Other Revenue	213,772	293,009	642,471	819,457

Less: Other Sunrise Expense
Ancillary expenses	7,127	10,558	21,099	30,504
General and administrative	28,263	31,235	88,216	92,850
Carrying costs of liquidating trust assets	658	551	1,700	1,790
Accounting Restatement, Special Independent Committee inquiry, SEC investigation and stockholder litigation	—	314	—	673
Restructuring costs	—	1,061	—	10,885
Allowance for uncollectible receivables from owners	416	1,344	1,362	2,814
Loss (gain) on financial guarantees and other contracts	—	167	(12)	477
Costs incurred on behalf of managed communities	180,275	216,713	545,953	651,854
Misc. Expense for Non-Operating Communities	(319)	190	(720)	689

Total Other Expense	216,420	262,133	657,598	792,536

(Loss) income from operations	$(2,322)	$26,254	$(15,193)	$17,325

Sunrise Senior Living, Inc.

Supplemental Information

As of September, 30, 2011

($ in thousand except average daily rate)

	Communities	Unit Capacity	Resident Capacity
	September 30, 2011	September 30, 2011	September 30, 2011
Total Community Data (1,2)
Communities managed for third-party owners	142	13,142	15,030
Communities in ventures	119	9,704	11,325
Communities consolidated	50	7,877	8,271

Total communities operated	311	30,723	34,626

Percentage of Total Operating Portfolio
Assisted Living		81.0%
Independent Living		16.1%
Skilled Nursing		2.9%

Total		100.0%

Selected Operating Results Comparable Community Portfolio Operating Results (3)	QTD September 30, 2011	QTD September 30, 2010	% Change

Total Comparable-Community Portfolio
Number of Communities	288	288	0.0%
Unit Capacity	28,394	28,394	0.0%
Resident Capacity	31,975	31,975	0.0%
Community Revenues	$494,254	$468,131	5.6%
Community Revenues Excluding Impact of Exchange Rates	$490,218	$468,131	4.7%
Community Operating Expenses	$352,722	$337,399	-4.5%
Community Operating Expenses Excluding Impact of Exchange Rates	$350,232	$337,399	-3.8%
Average Daily Revenue Per Occupied Unit	$214.68	$204.66	4.9%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$212.92	$204.66	4.0%
Average Unit Occupancy Rate	87.8%	87.2%	60	basis points

Communities in ventures and managed for third-party owners
Number of Communities	239	239	0.0%
Unit Capacity	20,616	20,616	0.0%
Resident Capacity	23,816	23,816	0.0%
Community Revenues	$379,908	$359,955	5.5%
Community Revenues Excluding Impact of Exchange Rates	$376,132	$359,955	4.5%
Community Operating Expenses	$265,518	$255,468	-3.9%
Community Operating Expenses Excluding Impact of Exchange Rates	$263,252	$255,468	-3.0%
Average Daily Revenue Per Occupied Unit	$227.73	$217.63	4.6%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$225.46	$217.63	3.6%
Average Unit Occupancy Rate	87.9%	87.1%	80	basis points

Communities consolidated
Number of Communities	49	49	0.0%
Unit Capacity	7,778	7,778	0.0%
Resident Capacity	8,159	8,159	0.0%
Community Revenues	$114,346	$108,176	5.7%
Community Revenues Excluding Impact of Exchange Rates	$114,086	$108,176	5.5%
Community Operating Expenses	$87,204	$81,931	-6.4%
Community Operating Expenses Excluding Impact of Exchange Rates	$86,980	$81,931	-6.2%
Average Daily Revenue Per Occupied Unit	$180.02	$170.42	5.6%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$179.61	$170.42	5.4%
Average Unit Occupancy Rate	87.7%	87.5%	20	basis points

Notes

(1)	During the third quarter of 2011, Sunrise sold or disposed of one consolidated community, two joint venture communities and two managed communities.
(2)	Comparable community portfolio consists of all communities in which Sunrise has an ownership interest in or management agreement with and were under Sunrise ownership or management for at least 24 months as of January 1, 2011. This includes consolidated communities, communities in ventures and communities managed for third-party owners.
(3)	Community operating expenses exclude management fees paid to Sunrise with respect to comparable-community ventures in order to make comparisons between consolidated and venture communities consistent.

Sunrise Senior Living, Inc.

Supplemental Information

As of September, 30, 2011

($ in thousand except average daily rate)

	Communities	Unit Capacity	Resident Capacity
	September 30, 2011	September 30, 2011	September 30, 2011
Total Community Data (1,2)
Communities managed for third-party owners	142	13,142	15,030
Communities in ventures	119	9,704	11,325
Communities consolidated	50	7,877	8,271

Total communities operated	311	30,723	34,626

Percentage of Total Operating Portfolio
Assisted Living		81.0%
Independent Living		16.1%
Skilled Nursing		2.9%

Total		100.0%

Selected Operating Results All Community Portfolio Operating Results (3)	QTD September 30, 2011	QTD September 30, 2010	% Change

Total Community Portfolio
Number of Communities	311	311	0.0%
Unit Capacity	30,723	30,723	0.0%
Resident Capacity	34,626	34,626	0.0%
Community Revenues	$534,322	$499,557	7.0%
Community Revenues Excluding Impact of Exchange Rates	$529,464	$499,557	6.0%
Community Operating Expenses	$381,288	$362,932	-5.1%
Community Operating Expenses Excluding Impact of Exchange Rates	$378,396	$362,932	-4.3%
Average Daily Revenue Per Occupied Unit	$217.31	$206.95	5.0%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$215.33	$206.95	4.0%
Average Unit Occupancy Rate	86.7%	85.1%	160	basis points

Communities in ventures and managed for third-party owners
Number of Communities	261	261	0.0%
Unit Capacity	22,846	22,846	0.0%
Resident Capacity	26,355	26,355	0.0%
Community Revenues	$418,602	$390,071	7.3%
Community Revenues Excluding Impact of Exchange Rates	$414,004	$390,071	6.1%
Community Operating Expenses	$292,936	$279,743	-4.7%
Community Operating Expenses Excluding Impact of Exchange Rates	$290,269	$279,743	-3.8%
Average Daily Revenue Per Occupied Unit	$230.09	$219.74	4.7%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$227.56	$219.74	3.6%
Average Unit Occupancy Rate	86.5%	84.4%	210	basis points

Communities consolidated
Number of Communities	50	50	0.0%
Unit Capacity	7,877	7,877	0.0%
Resident Capacity	8,271	8,271	0.0%
Community Revenues	$115,720	$109,486	5.7%
Community Revenues Excluding Impact of Exchange Rates	$115,460	$109,486	5.5%
Community Operating Expenses	$88,352	$83,189	-6.2%
Community Operating Expenses Excluding Impact of Exchange Rates	$88,127	$83,189	-5.9%
Average Daily Revenue Per Occupied Unit	$180.60	$171.01	5.6%
Average Daily Revenue Per Occupied Unit Excluding Impact of Exchange Rates	$180.19	$171.01	5.4%
Average Unit Occupancy Rate	87.4%	87.2%	20	basis points

Notes

(1)	During the third quarter of 2011, Sunrise sold or disposed of one consolidated community, two joint venture communities and two managed communities.
(2)	Comparable community portfolio consists of all communities in which Sunrise has an ownership interest in or management agreement with and were under Sunrise ownership or management for at least 24 months as of January 1, 2011. This includes consolidated communities, communities in ventures and communities managed for third-party owners.
(3)	Community operating expenses exclude management fees paid to Sunrise with respect to comparable-community ventures in order to make comparisons between consolidated and venture communities consistent.